Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Quarterly Report of Skullcandy, Inc. for the quarter ended September 30, 2012 pursuant to 18 U.S.C. § 1350 and in accordance with SEC Release No. 33-8238. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Principal Executive Officer

I, Jeremy Andrus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Skullcandy, Inc. for the quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Skullcandy, Inc.

November 7, 2012

By:	/s/ JEREMY ANDRUS
Jeremy Andrus,
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Skullcandy, Inc. and will be retained by Skullcandy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer

I, Kyle B. Wescoat, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Skullcandy, Inc. for the quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Skullcandy, Inc.

November 7, 2012

By:	/s/ KYLE B. WESCOAT
Kyle B. Wescoat,
Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Skullcandy, Inc. and will be retained by Skullcandy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.